Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA MFS Telecom Utility Portfolio

SA Boston Company Capital Growth Portfolio

SA WellsCap Fundamental Growth Portfolio

SA Legg Mason BW Large Cap Value Portfolio

SA AB Growth Portfolio

Supplement to the Summary Prospectuses, each dated May 1, 2018, as supplemented to date

The Board of Trustees of SunAmerica Series Trust (the “Trust”), on behalf of each of the SA MFS Telecom Utility Portfolio, the SA Boston Company Capital Growth Portfolio and the SA WellsCap Fundamental Growth Portfolio (each, a “Target Portfolio”), has determined that it is in the best interests of each of the Target Portfolios to reorganize into another existing Portfolio of the Trust (each, an “Acquiring Portfolio”). Each proposed transaction is referred to as a “Reorganization.” The Target Portfolio and the Acquiring Portfolio for each Reorganization are shown in the table below.

Target Portfolios	Acquiring Portfolios
SA MFS Telecom Utility Portfolio	SA Legg Mason BW Large Cap Value Portfolio
SA Boston Company Capital Growth Portfolio	SA AB Growth Portfolio
SA WellsCap Fundamental Growth Portfolio	SA AB Growth Portfolio

In each Reorganization, all of the Target Portfolio’s assets and liabilities would be transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the Reorganization is completed, shareholders of the Target Portfolio will receive shares of the respective Acquiring Portfolio, the total value of which will be equal to the total value of their shares of the Target Portfolio on the date of the Reorganization, after which the Target Portfolio will cease operations.

Each Target Portfolio expects to convene a special meeting of its shareholders on or about September 12, 2018 to vote on the approval of its Reorganization. Shareholders of record of each Target Portfolio as of June 22, 2018 (the “Record Date”), are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the relevant Reorganization.

Until a Reorganization is completed, each Target Portfolio will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for each special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Date: June 25, 2018